UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2005
(November 10, 2005)
Commission File # 0-33473
MOLIRIS CORP.
(Exact name of registrant as specified in its charter)
FLORIDA
(State or other jurisdiction of incorporation or organization)
06-1655695
(IRS Employer Identification Number)
8500 STEMMONS FREEWAY, SUITE 5050
DALLAS, TEXAS 75247
(Address of principal executive offices) (Zip Code)
(214) 357-5100
(Registrant’s telephone no., including area code)
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Letter re: Change in Certifying Accountant

Item 4.01. Change in Registrant’s Certifying Accountant.
(a)(1) On November 15, 2005, Moliris Corp.(the “Registrant”) dismissed Killman, Murrell & Company, P.C. (“Killman Murrell”) as the registrant’s certifying accountants. The Registrant’s Board of Directors has approved this action.
Killman Murrell’s report on the financial statements for the year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles.
During the Registrant’s most recent fiscal year ended December 31, 2004, and through November 15, 2005, there were no disagreements with Killman Murrell on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Killman Murrell, would have caused Killman Murrell to make reference thereto in connection with its reports on the financial statements for such year. Killman Murrell did advise the Registrant that the internal controls necessary to develop reliable financial statements did not exist.
The Registrant delivered a copy of this Form 8-K report to Killman Murrell on November 15, 2005. Concurrently therewith, the Registrant requested that Killman Murrell furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. Attached hereto as an exhibit is a copy of the letter from Killman Murrell to the SEC stating that it agrees with the above statements.
(a)(2) On November 10, 2005, the Registrant engaged Cinnamon Jang Willoughby as its new independent accountant. The Registrant’s Board of Directors has approved this action.
During the Registrant’s two most recent fiscal years ended December 31, 2005 and December 31, 2004, respectively, and through November 10, 2005, neither the Registrant nor any person on the Registrant’s behalf has consulted with Cinnamon Jang Willoughby regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was the subject of a disagreement with any former auditor of the Registrant.
Item 9.01. Financial Statements and Exhibits.
     16.1 Letter re change in certifying accountant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLIRIS CORP.

Dated: November 16, 2005	By:	/s/ Emil Malak
Emil Malak,
Principal Executive Officer